Sound Financial Bancorp, Inc. Announces Regular Quarterly Cash Dividend of $0.17 per share and Declares Special Cash Dividend of $0.10 per share

SEATTLE, Washington, January 28, 2022 -- Sound Financial Bancorp, Inc. (NASDAQ: SFBC) the holding company (the “Company”) for Sound Community Bank (the "Bank"), announced today that the Board of Directors has declared on Company common stock a regular quarterly cash dividend of $0.17 per share and a special cash dividend of $0.10 per share. The dividends will be payable on February 24, 2022 to stockholders of record as of the close of business on February 10, 2022.
"In addition to our regular cash dividend, our performance provided us with the opportunity to pay a special cash dividend while still maintaining a very strong capital position to support growth," said Laurie Stewart, President and Chief Executive Officer of the Company and the Bank.
About the Company
Sound Financial Bancorp, Inc., a bank holding company, is the parent company of Sound Community Bank, and is headquartered in Seattle, Washington with full-service branches in Seattle, Tacoma, Mountlake Terrace, Sequim, Port Angeles, Port Ludlow and University Place. Sound Community Bank is a Fannie Mae Approved Lender and Seller/Servicer with one Loan Production Office located in the Madison Park neighborhood of Seattle, Washington. For more information, please visit www.soundcb.com.
Forward-Looking Statements
When used in filings by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which are based on various underlying assumptions and expectations and are subject to risks, uncertainties and other unknown factors, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events, and may turn out to be inaccurate because of inaccurate assumptions we might make, because of the factors illustrated below or because of other important factors that we cannot foresee that could cause our actual results to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements.
Factors which could cause actual results to differ materially, include, but are not limited to: the effect of the COVID-19 pandemic, including on the Company’s credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity;

legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; secondary market conditions for loans; results of examinations of the Company or its wholly owned bank subsidiary by their regulators; competition; changes in management's business strategies; changes in the regulatory and tax environments in which the Company operates; and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission – which are available at www.soundcb.com and on the SEC's website at www.sec.gov.
The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
For additional information contact:
Laurie Stewart, President, CEO
206.436.1495